Acquisition	12 Months Ended
Dec. 31, 2024
Acquisition
Acquisition
4.	Acquisition

Acquisitions in 2022

In 2022, the Group completed several acquisitions to complete its existing businesses and achieve synergies. Among them, the Group acquired an additional 50.5% equity interest of a previously held equity investment with total cash consideration of RMB760.4 million. Upon the acquisition, the Group increased its equity interest in this investment from 41.5% to 92.0%, and accounted for it as a consolidated subsidiary of the Group. A gain of RMB310.4 million in relation to the revaluation of the previously held equity interests was recorded in “Investment income, net” in the consolidated statements of operations and comprehensive income for the year ended December 31, 2022. The acquired entities individually and in aggregate were insignificant. The Group’s acquisitions in 2022 are summarized in the following table (in thousands):

Amounts
RMB
Net liabilities acquired	(34,671)
Amortizable intangible assets (i)
Trademark	143,146
Other identified intangible assets	525,853
Deferred tax liabilities	(104,137)
Goodwill	1,571,206
Noncontrolling interests	(122,983)
Total	1,978,414
(i)	Trademarks and other identified intangible assets acquired in the acquisitions are included in “Copyrights, licenses, domain names, trademark and technology”.

There was no significant acquisition incurred in 2023 and 2024.

Pro forma results of operations for all the acquisitions have not been presented because they were not material to the consolidated statements of operations and comprehensive income for the years ended December 31, 2022, 2023 and 2024, either individually or in aggregate.